Related Party Transaction	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transaction

J. Related Party Transactions

The Company sub-leased office space for $6,000 per month from a company, which is owned by the Chairman of the Board and an employee of the Company. The sub-lease agreement commenced in March of 2012 on a month-to-month basis. The Company paid the related party approximately $81,000 and $60,000 in 2013 and 2012, respectively. On November 18, 2013, the month-to-month lease agreement was assigned from Geo-Texture to the Company.

On August 29, 2013, the Company acquired certain intellectual property from a geophysical business specializing in predicting “sweet spots” as well as drilling and well stimulation hazards within unconventional formations in the United States owned by the Chairman and another employee of the Company. The acquisition was done in exchange for 250,000 shares of common stock, which was the amount determined by the fair value of the intellectual property at the time of sale.

In the fourth quarter of 2013, the Company purchased and upgraded equipment, from non-related third parties, investing approximately $3.5 million. In December 2013, the Company sold the equipment to a third party leasing company controlled by two of its directors. Simultaneously, the equipment package was leased back to a VIE of the Company as a capital lease for a 60-month period with payments beginning in February 2014. The Company agreed to prepay one year of payments in the amount of approximately $1.0 million and maintain a balance of no less than six months of prepayments until the final six months of the lease. These prepayments were made prior to December 31, 2013. Further rent payments are approximately $81,000 per month and commenced on February 1, 2014.

The minimum present value of the lease payments is $3.5 million with terms of sixty months and implied interest of 14%. The next five years of lease payments are:

Capital Lease Payments
2014	$977,267
2015	977,267
2016	977,267
2017	977,267
2018	977,267
Total future payments	4,886,335
Less debt discount due to warrants	(350,838)
Less amount representing interest	(1,386,333)
3,149,164
Less current portion of capital lease obligations	(428,050)
Capital lease obligations, excluding current installments	$2,721,114

As required in the sale-leaseback transaction, the Company prepaid 12 months of principal and interest payments of approximately $1.0 million in 2013, which are included in prepaid assets as of December 31, 2013. These pre-payments will be used against the future required payments disclosed in the above schedule.

In connection with the sale-leaseback transaction, the Company issued 100,000 common stock warrants to the third party leasing company. The warrants were issued as an inducement payment and can be exercised on a one for one basis for common stock starting July 1, 2014. The exercise price is $7.00 with an expiration date of five years after the initial exercise date of July 1, 2014.

The estimated fair value of the warrants at issuance was approximately $0.4 million and was calculated using the Black Scholes method with the following weighted average assumptions being used:

Volatility	75%
Expected lives years	5.75
Expected dividend yield	—
Risk free rates	1.75%